UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

BLACKROCK DIRECT LENDING CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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BlackRock Direct Lending Corp.
2951 28th Street, Suite 1000
Santa Monica, California 90405

May 6, 2021

Dear Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of BlackRockDirect Lending Corp., a Delaware corporation (the “Company”), to be held on May 26, 2021, at 9:00 a.m., Pacific Time. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our Stockholders, employees and our community, the Annual Meeting will be held over the web in a virtual meeting format only. To attend the Annual Meeting please use the following link: https://event.webcasts.com/starthere.jsp?ei=1456925&tp_key=cb11d62c8b.

The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the Annual Meeting you will be asked to elect all five Director nominees to the Board of Directors of the Company.

It is important that you be represented at the Annual Meeting. Please complete, sign, date and return your proxy card to us by email to AlternativesClientServices@BlackRock.com at your earliest convenience, even if you plan to attend the Annual Meeting. If you attend the Annual Meeting, you may revoke your proxy prior to its exercise and vote virtually at the Annual Meeting. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please email Alternatives Client Services at AlternativesClientServices@BlackRock.com.

Sincerely yours,

/s/ Nik Singhal
Nik Singhal
Director and Chief Executive Officer

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BlackRock Direct Lending Corp.
2951 28th Street, Suite 1000
Santa Monica, California 90405
(310) 566-1094

NOTICE OF ANNUAL MEETING
TO BE HELD ON MAY 26, 2021

To the Stockholders of Blackrock Direct Lending Corp.:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Blackrock Direct Lending Corp., a Delaware corporation (the “Company”) will be held on May 26, 2021, at 9:00 a.m. Pacific Time, for the following purposes:

1.	To elect all five Director nominees to the Board of Directors of the Company to serve until the 2022 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies; and
2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our Stockholders, employees and our community, the Annual Meeting will be held over the web in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. To attend the Annual Meeting please follow the directions below and use the following link: https://event.webcasts.com/starthere.jsp?ei=1456925&tp_key=cb11d62c8b.

A record date stockholder who wishes to attend the Annual Meeting must use the following link to register and verify that you were a stockholder on the record date: March 29, 2021. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 25, 2021. Record date stockholders registering to attend the Annual Meeting will receive a confirmation email regarding registration.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 29, 2021. Please complete, sign, date and return your proxy card by email to AlternativesClientServices@BlackRock.com at your earliest convenience, even if you plan to attend the Annual Meeting. If you attend the meeting, you may revoke your proxy prior to its exercise and vote virtually at the meeting. In the event that there are not sufficient stockholders present for a quorum, the Annual Meeting may be adjourned from time to time, in the manner provided in our bylaws, until a quorum will be present or represented.

If you have any questions about the proposals to be voted on, please email Alternatives Client Services at AlternativesClientServices@BlackRock.com.

By Order of the Board of Directors,

/s/ Nik Singhal
Nik Singhal
Director and Chief Executive Officer

Santa Monica, California
May 6, 2021

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the Proxy card by email to AlternativesClientServices@BlackRock.com. Even if you authorize a proxy prior to the Annual Meeting, you still may attend the Annual Meeting, revoke your proxy, and vote your shares virtually.

BlackRock Direct Lending Corp.
2951 28th Street, Suite 1000
Santa Monica, California 90405
(310) 566-1094

PROXY STATEMENT 2021

Annual Meeting of Stockholders

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Blackrock Direct Lending Corp., a Delaware corporation (the “Company”), for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on May 26, 2021, at 9:00 a.m. Pacific Time, and at any postponements, adjournments or delays thereof. Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our Stockholders, employees and our community, the Annual Meeting will be held over the web in a virtual meeting format only. To attend the Annual Meeting please follow the directions below and use the following link: https://event.webcasts.com/starthere.jsp?ei=1456925&tp_key=cb11d62c8b.

A record date stockholder who wishes to attend the Annual Meeting must use the provided link to register and verify that you were a stockholder on the record date: March 29, 2021. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on May 25, 2021. Record date stockholders registering to attend the Annual Meeting will receive a confirmation email regarding registration.

This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about May 6, 2021.

It is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person via webcast or by proxy, of holders of not less than one-third of the Company’s shares issued and outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We encourage you to vote, either by voting virtually at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you properly execute the proxy card and give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors.

If you are a stockholder of record, you may revoke a proxy at any time before it is exercised by notifying the Company’s Chief Compliance Officer in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote virtually whether or not he or she has previously authorized a proxy.

For information on attending the Annual Meeting via webcast, please email Alternatives Client Services at AlternativesClientServices@BlackRock.com.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON MAY 26, 2021

The following materials relating to this Proxy Statement are available at https://icx.efrontcloud.com/blackrock/login.aspx:

•	this Proxy Statement; and
•	the accompanying Notice of Annual Meeting.

Purpose of Annual Meeting

The Annual Meeting has been called for the following purposes:

1.	To elect all five Director nominees to the Board of Directors of the Company to serve until the 2022 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on March 29, 2021 (the “Record Date”). At the close of business on the Record Date, the Company had 4,510,858 common shares outstanding. Each share is entitled to one vote.

Quorum Required

The holders of not less than one-third of the Company’s shares issued and outstanding and entitled to vote at the Annual Meeting, present in person via webcast or represented by proxy, will constitute a quorum at the Annual Meeting for the transaction of business.

If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

Shares that are present at the Annual Meeting, but then abstain, will be treated as present for purposes of establishing a quorum. However, abstentions on a matter are not treated as votes cast on such matter.

Vote Required

Proposal: Election of Directors. The election of a Director requires the affirmative vote of a plurality of the Company’s shares entitled to vote represented in person via webcast or by proxy at the Annual Meeting so long as a quorum is present. If you vote to “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because the Company requires a plurality of votes to elect each such Director, withheld votes, if any, will not have an effect on the outcome of the Proposal.

Adjournment. The Annual Meeting may be adjourned from time to time pursuant to our bylaws. If a quorum is not present or represented at the Annual Meeting or if the chairman of the Annual Meeting believes it is in the best interests of the Company, the chairman of the Annual Meeting has the power to adjourn the meeting from time to time, in the manner provided in our bylaws, until a quorum will be present or represented or to provide additional time to solicit votes for one or more proposals.

Information Regarding This Solicitation

The Company will bear all costs and expenses related to the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy cards.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, BlackRock Capital Investment Advisors, LLC, which is the Company’s investment manager (the “Investment Manager”), and/or BlackRock Financial Management, Inc., which is the Company’s administrator (the “Administrator”). The Investment Manager is located at 100 Bellevue Parkway, Wilmington, Delaware 09809, and the Administrator is located at 40 East 52nd Street, New York, New York 10022. No additional compensation will be paid to directors, officers, regular employees, the Investment Manager or the Administrator for such services.

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Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

Our Directors are divided into two groups — interested directors and independent directors. “Interested Directors” are those who are “interested persons” of the Company, as defined in the 1940 Act. “Independent Directors” are those who are not “interested persons” of the Company, as defined in the 1940 Act.

The following table sets forth, as of March 29, 2021, certain ownership information with respect to the Company’s shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and the beneficial ownership of each current Director and executive officer, and the executive officers and Directors as a group. Persons that own more than 25% of our outstanding voting securities are presumed to control us, as such term is defined in the 1940 Act. As of March 29, 2021, no Directors or executive officers as a group owned any of the Company’s outstanding common shares.

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Form 3, Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company he or she beneficially owns and has the same address as the Company. The Company’s address is 2951 28th Street, Suite 1000, Santa Monica, California 90405.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
Common Stock	The Public Institution for Social Security P.O. Box 4324 Safat 13104, Kuwait	4,495,872	99.67%
Interested Directors
Common Stock	Nik Singhal	—	—
Common Stock	Bradley B. Pritchard	—	—
Independent Directors
Common Stock	Eric J. Draut	—	—
Common Stock	M. Freddie Reiss	—	—
Common Stock	Karyn L. Williams	—	—
Executive Officers
Common Stock	Erik L. Cuellar	—	—
Common Stock	Elizabeth Greenwood	—	—
Common Stock	Charles C. S. Park	—	—
Common Stock	Directors and executive officers as a group	—	—

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The following table sets out the dollar range of our equity securities beneficially owned by each of our Directors and the Director nominees as of March 29, 2021. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)
Interested Directors
Nik Singhal	None
Bradley B. Pritchard	None

Independent Directors
Eric J. Draut	None
M. Freddie Reiss	None
Karyn L. Williams	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

Proposal: Election of Directors

Pursuant to our certificate of incorporation and bylaws our Board of Directors may change the number of Directors constituting the Board of Directors, provided that the number thereof will never be less than two nor more than nine. We currently have five Directors on our Board of Directors, each of which is standing for election this year. Each Director nominee elected at the Annual Meeting will serve until the later of the date of our 2022 Annual Meeting or until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal.

A stockholder can vote for or withhold his or her vote from any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve, and each such person has consented to being named in this Proxy Statement and to serve if elected.

The Board of Directors recommends that you vote FOR the election of the nominees named in this Proxy Statement.

INFORMATION ABOUT THE NOMINEES AND DIRECTORS

Certain information with respect to the nominees for election at the Annual Meeting and the Directors is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a Director.

The 1940 Act requires that our Board of Directors consist of at least a majority of independent directors. Under the 1940 Act, in order for a Director to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities of, or control the Company or an investment advisor or principal underwriter to the Company; be an officer, director or employee of the Company or of an investment advisor or principal underwriter to the Company; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment advisor or principal underwriter to the Company or any parent company thereof; be a partner or employee of any firm that has acted as legal counsel to the Company or an investment advisor or principal underwriter to the Company during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions with, lent money or other property to, or distributed shares on behalf of, the Company.

The Board of Directors has considered the independence of members of the Board of Directors who are not employed by the Investment Manager and has concluded that Eric J. Draut, M. Freddie Reiss and Karyn L. Williams (the “Independent Directors”) are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the 1940 Act. In reaching this conclusion, the Board of Directors concluded that Ms. Williams and Messrs. Draut and Reiss had no relationships with the Investment Manager or any of its affiliates, other than their positions as Directors of the Company and BlackRock TCP Capital Corp., a business development company managed by the Investment Manager, and other than, if applicable, investments in us or other private funds managed by the Investment Manager that are on the same terms as those of other stockholders and investors.

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Each Director has been nominated for election as a Director to serve until the 2022 Annual Meeting of Stockholders of the Company, or until his or her successor is duly elected and qualifies. None of the Independent Directors has been proposed for election pursuant to any agreement or understanding with any other Director or the Company. The Company is party to an investment management agreement with the Investment Manager. Messrs. Singhal and Pritchard are each employed by the Investment Manager. In addition, pursuant to the terms of an administration agreement, the Administrator provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. The Administrator is controlled by the Investment Manager and its affiliates.

Biographical Information

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Portfolios in Fund Complex Overseen	Other Public or Investment Company Directorships Held by Director*
Independent Director Nominees
Eric J. Draut 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1957	Director, Audit Committee Chair and Joint Transactions Committee Member	2020 to present

From 2011 to present, Mr. Draut has been a Director of BlackRock TCP Capital Corp. In February 2015, Mr. Draut was appointed to the Board of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company, and is the chair of the Audit and Finance Committee and serves on the Investment Committee of the Board. In February 2015, Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018. From 2008 to 2010 and again from 2014 to 2017, Mr. Draut was Chairman of the Board of Lutheran Social Services of Illinois. From 2012 to 2014, Mr. Draut was Executive Chairman and, in 2017, became chairman emeritus, of the Board of Lutheran Social Services of Illinois.

				2 BDCs consisting of 2 Portfolios	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Portfolios in Fund Complex Overseen	Other Public or Investment Company Directorships Held by Director*
M. Freddie Reiss 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1947	Director and Audit Committee Member and Joint Transactions Committee Member	2020 to present

From 2016 to present, Mr. Reiss has been a Director of BlackRock TCP Capital Corp. Mr. Reiss currently serves as an independent director of both Woodbridge Wind-Down Entity LLC, and its parent, Woodbridge Liquidation Trust, on which he is also the Chair of the Audit Committee. From August 2018 until April 2019, he served as an independent director of the JH Group of Companies. From October 2018 until February 2019 Mr. Reiss was an independent director of National Stores et al. From May 2018 until August 2018, Mr. Reiss was Special Advisor to Board of Directors of Shipston Group of Companies. From March 2017 to August 2017, Mr. Reiss was an independent director of Classic Party Rentals. From March 2016 to November 2016, Mr. Reiss was a Director, Audit Committee Chair and member of the Nominating and Governance Committee of Ares Dynamic Credit Allocation Fund, Inc., a closed end management investment company. From February 2012 to November 2016, Mr. Reiss was Chairman of the Audit Committee and an independent board member for Contech Engineered Solutions, an engineering solutions provider. From September 2014 to November 2016, Mr. Reiss was Managing Member and Director of Variant Holdings LLC, a real estate operating company. Prior to 2013, Mr. Reiss was Senior Managing Director of FTI Consulting Inc.

				2 BDCs consisting of 2 Portfolios	None

Karyn L. Williams 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1964	Director and Audit Committee Member and Joint Transactions Committee Member	2020 to present	From August 2018 to present, Ms. Williams has been a Director of BlackRock TCP Capital Corp. Ms. Williams is the Founder of Hightree Advisors and Hightree Group, independent advisory businesses that respectively provide investment and risk management consulting to institutional investors. Since 2016, she was Head of Client Solutions at Two Sigma Advisors. Prior to Two Sigma from 2013 to 2016, Ms. Williams was Chief Investment Officer and Head of Insurance Investments at Farmers Group, Inc, an insurance company. From 2001 to 2013, Ms. Williams was a partner at Wilshire Associates, Inc. where she held roles as senior investment consultant, risk consultant, and Head of Total Fund Analytics. She is a graduate of Arizona State University where she earned a B.S. in Economics and a Ph.D. in Finance.	2 BDCs consisting of 2 Portfolios	None
Interested Director Nominees†
Nik Singhal 40 East 52nd St, 21st Floor New York, New York 10022 Year of birth: 1974	Director and Chief Executive Officer	2020 to present

Mr. Singhal has been a Managing Director of the Investment Manager and Portfolio Manager of other funds managed by the Investment Manager and its affiliates. From 2010-2016, Mr. Singhal was a Managing Director in the Financial Markets Advisory Group within BlackRock Solutions®. From 2005-2008, Mr. Singhal was a senior investment professional at HBK Capital Management. Prior to that, Mr. Singhal was a Vice President in the Fixed Income Division of Lehman Brothers, which he joined in 1998. Mr. Singhal earned a BS degree in Computer Science & Engineering from IIT Delhi and an MBA degree from IIM Ahmedabad.

				2 BDCs consisting of 2 Portfolios	None

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Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of Portfolios in Fund Complex Overseen	Other Public or Investment Company Directorships Held by Director*
Bradley B. Pritchard 400 Howard Street San Francisco, California 94105 Year of birth: 1967	Director, President and Chief Operating Officer	2020 to present	Mr. Pritchard has been a Managing Director of the Investment Manager and Portfolio Manager of other funds managed by the Investment Manager. Mr. Pritchard was a Managing Director at TCP when it was acquired by BlackRock in 2018. He has been at BlackRock and its predecessor, TCP, since 2014. Previously, Mr. Pritchard was a Managing Director with Hercules Capital. Mr. Pritchard also has worked at Wells Fargo Securities, SG Cowen, Banc of America Securities, and GE Capital. Mr. Pritchard earned an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from the University of California, Berkeley.	1 BDC consisting of 1 Portfolio	None
Executive Officers Who Are Not Directors
Erik L. Cuellar 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1971	Chief Financial Officer	2020 to present	From 2011, Mr. Cuellar has served as Controller of other funds managed by the Investment Manager and its affiliates.	N/A	N/A

Charles C. S. Park 40 East 52nd Street, 19th Floor New York, New York 10022 Year of birth: 1967	Chief Compliance Officer	2020 to present

Charles C.S. Park is Chief Compliance Officer of the Company and Chief Compliance Officer of the Investment Manager. Mr. Park is the Chief Compliance Officer to BlackRock’s U.S. Mutual Funds (since 2014), Closed-End Funds (since 2014), and iShares Exchange-Traded Funds (since 2006) (the “Funds”) and the Funds’ registered investment advisers, the Investment Manager and BlackRock Fund Advisors. Mr. Park became a Managing Director of BlackRock following the merger of Barclays Global Investors (“BGI”) with BlackRock in 2009 (the “Merger”). Prior to the Merger, from 2006, he served as Chief Compliance Officer to BGI’s Mutual Funds and iShares Exchange-Traded Funds and their registered investment adviser, Barclays Global Fund Advisors. Prior to joining BGI, Mr. Park was employed by American Century Investments where he served as Chief Compliance Officer from 2004 to 2006 and as Counsel from 1995 to 2004.

				N/A	N/A

Elizabeth Greenwood 2951 28th Street, Suite 1000, Santa Monica, California 90405 Year of birth: 1963	General Counsel and Secretary	2020 to present	From 2008 to 2018, Ms. Greenwood was Chief Compliance Officer and General Counsel of TCP and its managed funds; from 2018 to present, she has been a Managing Director of the Investment Manager and of other funds managed by the Investment Manager and its affiliates.	N/A	N/A

*	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Messrs. Singhal and Pritchard are “interested persons” (as defined in the 1940 Act) of the Company by virtue of their current positions with the Investment Manager.

The Board of Directors has adopted procedures for evaluating potential Director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The Board of Directors believes that each Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board of Directors has considered a variety of criteria, none of which, in isolation, was controlling. The Board of Directors believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board of Directors to operate effectively in governing the Company and protecting the interests of stockholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Manager and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a member of the Board of Directors, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board of Directors and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board of Director’s conclusion that the Director should serve as a Director of the Company, is provided below.

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Interested Directors

Nik Singhal, CFA, Managing Director, is a member of BlackRock’s global credit platform. Mr. Singhal is responsible for portfolio management and portfolio construction activities and is a member of the Investment Committee for various direct lending funds managed by BlackRock.

Prior to moving to the current role in 2016, Mr. Singhal was a Managing Director in the Financial Markets Advisory Group within BlackRock Solutions®, where he provided portfolio management and advisory services to clients with a focus on corporate debt, shipping loans, consumer and esoteric ABS.

Prior to joining Blackrock in 2010, Mr. Singhal worked as a senior investment professional at HBK Capital Management in Dallas where he was responsible for originating and managing direct corporate loans and other opportunistic investments. He joined HBK in 2005. Prior to that, Mr. Singhal was a Vice President in the Fixed Income Division of Lehman Brothers in New York responsible for structuring and managing principal transactions, primarily focusing on esoteric ABS and distressed corporate debt. He joined Lehman Brothers in 1998.

Mr. Singhal earned a BS degree in Computer Science & Engineering from IIT Delhi in 1995 and an MBA degree from IIM Ahmedabad in 1998.

Bradley B. Pritchard, Managing Director, is a member of Blackrock’s Global Credit Platform and a voting member on the investment committee for BlackRock U.S. Private Capital. Mr. Pritchard is primarily focused on providing debt financing solutions for venture and middle-market companies in the technology industry.

Mr. Pritchard was a Managing Director at TCP when it was acquired by BlackRock in 2018. He has been at BlackRock and its predecessor, TCP, since 2014. Prior to his current role, Mr. Pritchard was a Managing Director with Hercules Capital. Mr. Pritchard also has worked at Wells Fargo Securities, SG Cowen, Banc of America Securities, and GE Capital.

Mr. Pritchard earned an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from the University of California, Berkeley.

Independent Directors

Eric J. Draut is a Director, Chair of the Company’s Audit Committee and a member of the Company’s Joint Transactions Committee. The Company’s Board of Directors benefits from Mr. Draut’s nearly 30-year career in accounting and finance. Mr. Draut completed a 20-year career at Kemper Corporation (formerly Unitrin, Inc.) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Kemper Corporation as Group Executive, Treasurer and Corporate Controller. Prior to joining Kemper Corporation, Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand (now PricewaterhouseCoopers LLP). Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013 Mr. Draut served as a Director and Chairman of the audit committee of Intermec. In February 2015, Mr. Draut was appointed to the Board of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company, and is the chair of the Audit and Finance Committee and serves on the Investment Committee of the Board. In February 2015 Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018. Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as chairman emeritus of the Board of Directors and recently served as Executive Chairman of its Board of Directors. Mr. Draut is also a National Association of Corporate Directors Fellow. Mr. Draut’s knowledge of financial and accounting matters, and his independence from the Company and the Investment Manager, qualifies him to serve as the Chair of the Company’s Audit Committee.

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M. Freddie Reiss is a Director and member of the Company’s Audit Committee and Joint Transactions Committee. Mr. Reiss retired from his role as Senior Managing Director in the Corporate Finance/Restructuring practice of FTI Consulting, Inc. in 2013. Mr. Reiss has over 30 years of experience in strategic planning, cash management, liquidation analysis, covenant negotiations, forensic accounting and valuation. He specializes in advising on bankruptcies, reorganizations, business restructuring and in providing expert witness testimony for underperforming companies. Prior to joining FTI Consulting, Mr. Reiss was a partner and west region leader at PricewaterhouseCoopers, LLP, where he co-founded the Business Restructuring Services practice. Mr. Reiss is a recognized expert in the field of financial restructuring. Mr. Reiss holds an M.B.A. from City College of New York’s Baruch College and a B.B.A. from City College of New York’s Bernard Baruch School of Business. He is a Certified Public Accountant in New York and California. Mr. Reiss currently serves as an independent director of both Woodbridge Wind-Down Entity LLC, and its parent, Woodbridge Liquidation Trust, on which he is also the Chair of the Audit Committee. From August 2018 until April 2019, he served as an independent director of the JH Group of Companies. From October 2018 until February 2019 Mr. Reiss was an independent director of National Stores et al. From May 2018 until August 2018, Mr. Reiss was Special Advisor to Board of Directors of Shipston Group of Companies. From March 2017 to August 2017, Mr. Reiss was an independent director of Classic Party Rentals. Mr. Reiss was formerly an independent director, audit committee chair and a member of the nominating and governance committee of Ares Dynamic Credit Allocation Fund, Inc. He is also on the Board of Trustees for the Baruch College Fund, and was chairman of the audit committee and independent board member for Contech Engineered Solutions and Managing Member and director of Variant Holdings LLC. Mr. Reiss was an independent director and member of the audit committee of BlackRock’s Special Value Opportunities Fund. He was also an independent director and chair of the audit committee for Liberty Medical Group and Brundage Bone Inc. Mr. Reiss’s knowledge of financial and accounting matters qualifies him to serve as a member of the Company’s Audit Committee.

Karyn L. Williams is a Director and member of the Audit Committee Joint Transactions Committee. Ms. Williams is the Founder of Hightree Advisors and Hightree Group, independent advisory businesses that respectively provide investment and risk management consulting to institutional investors. Since 2016, she was Head of Client Solutions at Two Sigma Advisors. Prior to Two Sigma, from 2013 to 2016, Ms. Williams was Chief Investment Officer and Head of Insurance Investments at Farmers Group, Inc, an insurance company. From 2001 to 2013, Ms. Williams was a partner at Wilshire Associates, Inc. where she held roles as senior investment consultant, risk consultant, and Head of Total Fund Analytics. She is a graduate of Arizona State University where she earned a B.S. in Economics and a Ph.D. in Finance.

Executive Officers Who Are Not Directors

Erik L. Cuellar, Chief Financial Officer of the Company and Director of BlackRock, is a member of Blackrock’s global credit platform. Mr. Cuellar has been at BlackRock and its predecessor, TCP, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.

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Charles C. S. Park is Chief Compliance Officer of the Company and Chief Compliance Officer of the Investment Manager. Mr. Park is the Chief Compliance Officer to BlackRock’s U.S. Mutual Funds (since 2014), Closed-End Funds (since 2014), and iShares Exchange-Traded Funds (since 2006) (the “Funds”) and the Funds’ registered investment advisers, the Investment Manager and BlackRock Fund Advisors. Mr. Park became a Managing Director of BlackRock following the merger of Barclays Global Investors (“BGI”) with BlackRock in 2009 (the “Merger”). Prior to the Merger, from 2006, he served as Chief Compliance Officer to BGI’s Mutual Funds and iShares Exchange-Traded Funds and their registered investment adviser, Barclays Global Fund Advisors. Prior to joining BGI, Mr. Park was employed by American Century Investments where he served as Chief Compliance Officer from 2004 to 2006 and as Counsel from 1995 to 2004. Mr. Park has a B.A. and a J.D. from the University of Michigan, Ann Arbor.

Elizabeth Greenwood, General Counsel and Secretary of the Company and Managing Director of BlackRock, is a member of BlackRock’s legal and compliance team. Ms. Greenwood joined BlackRock in August 2018 following the acquisition of TCP, an alternative investment manager focused on direct lending and special situations credit strategies. From 2008 to 2018, she served as General Counsel and Chief Compliance Officer of TCP. Prior to joining TCP in 2007, she was General Counsel & Chief Compliance Officer at Strome Investment Management. Prior to Strome, she served as counsel to venture capital companies sponsored by Pacific Capital Group and Ridgestone Corp., including Global Crossing and World POG Federation. Ms. Greenwood began her career as an associate at Stroock & Stroock & Lavan. Ms. Greenwood serves on the Board of Governors of the Small Business Investor Alliance. Ms. Greenwood earned a bachelor of business administration from The University of Texas at Austin with highest honors and a Juris Doctor from Stanford Law School.

CORPORATE GOVERNANCE

Our Directors have been divided into two groups — Interested Directors and Independent Directors. Interested Directors are “interested persons” as defined in the 1940 Act. Nik Singhal and Bradley B. Pritchard are Interested Directors by virtue of their employment with the Investment Manager. In part because the Company is an externally-managed investment company, the Board of Directors believes having a chairperson that is an Interested Director and that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of the Investment Manager greatly enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Singhal’s and Mr. Pritchard’s employment with the Investment Manager allows for the efficient mobilization of the Investment Manager resources at the Board of Director’s behest and on its behalf. The Board of Directors does not have a lead Independent Director. The Board of Directors believes its relatively small size and the composition and leadership of its committees allow each director to enjoy full, accurate and efficient communication with the Company, the Investment Manager and management, and facilitates the timely transmission of information among such parties.

Director Independence

On an annual basis, each member of the Board of Directors is required to complete an independence questionnaire designed to provide information to assist the Board of Directors in determining whether the director is independent. The Board of Directors has determined that each of the directors, other than the Interested Directors, is independent under the 1940 Act.

Means by Which the Board of Directors Supervises Executive Officers

The Board of Directors is regularly informed on developments and issues related to the business of the Company, and monitors the activities and responsibilities of the executive officers in various ways. At each regular meeting of the Board of Directors, the executive officers report to the Board of Directors on developments and important issues. Each of the executive officers, as applicable, also provides regular updates to the members of the Board of Directors regarding the Company’s business between the dates of regular meetings of the Board of Directors. Executive officers and other members of the Investment Manager, at the invitation of the Board of Directors, regularly attend portions of meetings of the Board of Directors and its committees to report on the financial results of the Company, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

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The Board of Directors’ Role in Risk Oversight

Day-to-day risk management with respect to the Company is the responsibility of the Investment Manager or other service providers (depending on the nature of the risk) subject to the supervision of the Investment Manager. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Manager and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board of Directors’ general oversight of the Company and is addressed as part of various Board of Directors and committee activities. The Board of Directors, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for the Investment Manager, as appropriate, regarding risks faced by the Company and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. The Company’s Chief Compliance Officer oversees the implementation and testing of the Company’s compliance program and reports to the Board of Directors regarding compliance matters for the Company and its service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Code of Ethics

The Company adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to such code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Company, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the Company’s registration statement on Form 10, and is available on the IDEA Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Hedging Transactions

The Company’s codes of ethics and business conduct do not expressly prohibit Directors or Senior Officers from engaging in hedging transactions with respect to its securities.

BOARD MEETINGS

During the Company’s initial fiscal period ended December 31, 2020, the Board of Directors met once prior to the Company’s commencement of operations on December 11, 2020. No incumbent Director who was a Director during such fiscal year attended less than 75% of the aggregate number of meetings of the Board of Directors and of each committee of the Board of Directors on which the Director served during the Company’s most recently completed fiscal year.

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors currently has two committees: an Audit Committee and a Joint Transactions Committee.

Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. The charter sets forth the responsibilities of the Audit Committee and can be accessed at https://icx.efrontcloud.com/blackrock/login.aspx. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of the Company’s accounting and financial reporting processes, monitoring the independence and performance of the Company’s independent registered public accounting firm, providing a means for open communication among the Company’s independent accountants, financial and senior management and the Board of Directors, and overseeing the Company’s compliance with legal and regulatory requirements. The Audit Committee is presently composed of Eric J. Draut, M. Freddie Reiss and Karyn L. Williams, each of whom is considered independent for purposes of the 1940 Act.

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Joint Transactions Committee. The Joint Transactions Committee, comprised of Ms. Williams and Messrs. Draut and Reiss, was formed on February 24, 2021. The Joint Transactions Committee operates to approve the allocation of certain private placement transactions in which we participate with one or more of the Advisor’s other accounts in accordance with our exemptive orders obtained from the Commission.

COMPENSATION OF DIRECTORS

The Company is authorized to pay each Independent Director the following amounts for serving as a Director: (i) $30,000 a year; (ii) $1,000 for each regular meeting of the Board of Directors attended by such Director; (ii) $1,000 for each in person meeting of a committee of the Board of Directors physically attended by such Director; (iii) $500 for each special telephonic meeting of the Board of Directors attended via telephone by such Director; (iv) $500 for each telephonic meeting of a committee thereof attended via telephone by such Director. The Chair of the Audit Committee receives $10,000 per year. Each Director is also entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the Board of Directors and any committee thereof.

COMPENSATION OF EXECUTIVE OFFICERS

None of the officers receive compensation from the Company. The compensation of the officers is paid by the Investment Manager or its affiliates. A portion of such compensation may be reimbursed by the Company for the cost to the Administrator of administrative services rendered by him or her on behalf of the Company.

INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS

The governing documents of the Company generally provide that, to the extent permitted by applicable law, the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company unless, as to liability to the Company or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Company will not indemnify Directors with respect to any matter as to which Directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Company or, in the case of any criminal proceeding, as to which the Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Company’s governing documents are subject to any limitations imposed by applicable law.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into an investment management agreement with the Investment Manager.

•	The Administrator provides us with administrative services necessary to conduct our day-to-day operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by us for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator’s administrative staff and providing, at our request and on our behalf, significant managerial assistance to portfolio companies to which we are required to provide such assistance.

•	We have entered into a royalty-free license agreement with BlackRock, Inc. and the Investment Manager, pursuant to which BlackRock and the Investment Manager have agreed to grant us a non-exclusive, royalty-free license to use the name “BlackRock.”

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The Investment Manager and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Investment Manager and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among us and those accounts. In general, the Investment Manager will allocate investment opportunities pro rata among us and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements will continue to be subject to Independent Director approval pursuant to the terms of the co-investment exemptive order applicable to us. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, we may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or we may not have additional capital to invest at a time the other funds or accounts do. If the Investment Manager is unable to manage our investments effectively, we may be unable to achieve our investment objective. In addition, the Investment Manager may face conflicts in allocating investment opportunities between us and certain other entities that could impact our investment returns.

While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we have received co-investment exemptive relief from the Commission permitting certain affiliated investments subject to certain conditions. The exemptive relief may enable us to participate in certain transactions that we could not invest in without the relief. However, as a result, we may face conflicts of interest on investments made pursuant to the exemptive relief conditions which could in certain circumstances affect adversely the price paid or received by us or the availability or size of the position purchased or sold by us.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Company as of and for the Company’s fiscal year ending December 31, 2021. D&T was selected by the Audit Committee of the Company and that selection was ratified by the Company’s Board, including all of the Independent Directors, by a vote cast at a videoconference meeting. The Company does not know of any direct or indirect financial interest of D&T in the Company. A representative of D&T will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

2020
Audit Fees	$54,000
Audit-Related Fees	—
Tax Services Fees	27,500
All Other Fees	—
Total	$81,500

Audit Fees.

Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as comfort letters, consents and review of documents filed with the SEC, including certain 8-K filings. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.

Audit-Related Fees.

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The amounts reported also include fees related to the filing of the Company’s registration statement on Form 10.

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Tax Fees.

Tax services fees consist of fees billed for professional services performed by the independent registered public accounting firm’s tax personnel for tax compliance. These services include assistance regarding federal, state and local tax compliance, except those services specifically related to the audit and review of financial statements.

All Other Fees.

All other fees would include fees for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for the Company’s internal controls and the financial reporting process. The Audit Committee is required to approve all audit engagement fees and terms for the Company. The Audit Committee also is required to consider and act upon (i) the provision by the Company’s independent accountant of any non-audit services to the Company, and (ii) the provision by the Company’s independent accountant of non-audit services to the Company and any entity controlling, controlled by, or under common control with the Company that provide ongoing services to the Company (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Commission.

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by the Company’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Company by the Company’s independent auditors and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by the Company’s independent auditors to the Company’s investment advisor and to affiliates of the investment advisor that provide ongoing services to the Company, but only if the non-audit services have a direct impact on the operations or financial reporting of the Company.

Audit Committee Report

The Audit Committee has reviewed the Company’s audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission. The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the Audit Committee concerning independence, and has discussed with D&T its independence.

Based on the Audit Committee’s review and discussions referred to above, including its discussions with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the D&T to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Directors, has approved selecting D&T to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Eric J. Draut (Chair);
M. Freddie Reiss; and
Karyn L. Williams

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STOCKHOLDER COMMUNICATIONS

Stockholders who want to communicate with the Board of Directors or any individual member of the Board of Directors should email Alternatives Client Services at AlternativesClientServices@BlackRock.com with a copy to Charles.Park@BlackRock.com, or write the Company to the attention of Charles Park at 2951 28th Street, Suite 1000, Santa Monica, California 90405. The communication should indicate that you are a Company stockholder. If the communication is intended for a specific member of the Board of Directors and so indicates, it will be sent only to that member. If a communication does not indicate a specific member of the Board of Directors, it will be sent to the Chair of the Audit Committee of the Board of Directors and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, stockholders with complaints or concerns regarding accounting matters may email Alternatives Client Services at AlternativesClientServices@BlackRock.com with a copy to Charles.Park@BlackRock.com or address letters to Charles Park at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Stockholders who are uncomfortable submitting complaints to Alternatives Client Services or Charles Park may address letters directly to the Chair of the Audit Committee of the Board of Directors at 2951 28th Street, Suite 1000, Santa Monica, California 90405. Such letters may be submitted on an anonymous basis.

STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2021 ANNUAL MEETING

Stockholders may present proper nominations of candidates for Director or other proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the next annual meeting of stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Certificate of Incorporation and Bylaws of the Company. The Company expects that the 2022 Annual Meeting of Stockholders of the Company will be held in May 2022, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Stockholder Proposals for Inclusion in the Company’s Proxy Statement and Proxy Card

To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company’s proxy statement and proxy card for a regularly scheduled annual meeting, a stockholder’s nomination of a candidate for Director or other proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary of the date the Company’s proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s nomination of a candidate for Director or other proposal must be received no later than December 13, 2021 in order to be included in the Company’s proxy statement and proxy card for the 2022 Annual Meeting of Stockholders of the Company.

Deadlines for Submitting Notice of Stockholder Proposals for Consideration at the Company’s Annual Meeting

The deadline for submitting notice of a stockholder’s nomination of a candidate for Director or other proposal for consideration at the 2022 Annual Meeting of Stockholders of the Company, under the Company’s current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is not within 25 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. Accordingly, a stockholder’s nomination of a candidate for Director or other proposal must be received no earlier than December 13, 2021 and no later than 5:00 p.m., Eastern Time, on January 26, 2022 in order to be considered at the 2022 Annual Meeting of Stockholders of the Company. In order to be considered timely, such notice will be delivered to the Secretary at the principal executive office of the Company and will set forth all information required under Sections 5 and 6, as applicable, of Article II of the Company’s current Bylaws.

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FINANCIAL STATEMENTS AVAILABLE

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 containing audited financial statements accompanies this proxy statement.

Along with this proxy statement, the Company will provide to each stockholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2020. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.]

INCORPORATION BY REFERENCE

We hereby incorporate by reference our disclosure from the following sections of the Company’s registration statement on Form 10: (i) “Item 2. Financial Information— Management’s Discussion and Analysis of Financial Condition and Results of Operations;” (ii) “Item 2. Financial Information— Quantitative and Qualitative Disclosures about Market Risk;” and (iii) “Item 13. Financial Statements and Supplemental Data.” Other than the foregoing information and our financial statements incorporated by reference above, no portion of our Form 10 is a part of these proxy solicitation materials.

PRIVACY PRINCIPLES OF THE COMPANY

The Company is committed to maintaining the privacy of stockholders and to safeguarding our nonpublic personal information. The following information is provided to help you understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

Generally, the Company does not receive any nonpublic personal information relating to their stockholders, although certain nonpublic personal information of stockholders may become available to the Company. The Company does not disclose any nonpublic personal information about their stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

The Company restricts access to nonpublic personal information about its stockholders to its investment advisor’s employees with a legitimate business need for the information. The Company maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its stockholders.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

You are cordially invited to attend the Annual Meeting in person via webcast. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

/s/ Nik Singhal
Nik Singhal
Director and Chief Executive Officer

May 6, 2021

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BlackRock Direct Lending Corp.

Proxy Card

Annual Meeting of Stockholders

Proxy for Annual Meeting of Stockholders to Be Held on May 26, 2021

The undersigned hereby appoints Nik Singhal and Bradley Pritchard and each of them, as proxies of the undersigned (the “Proxies”), each with the power to appoint his or her substitute, for the Annual Meeting of Stockholders of BlackRock Direct Lending Corp. (the “Company”) to be held over the web in a virtual meeting format on Wednesday, May 26, 2021, at 9:00 a.m., Pacific Time, and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Company held by the undersigned at the close of business on March 29, 2021.

By signing this Proxy Card, the undersigned acknowledges receipt of the Company’s Proxy Statement dated May 6, 2021. The Company’s Proxy Statement is available at: https://icx.efrontcloud.com/blackrock/login.aspx. The undersigned revokes all prior proxies and appoints the Proxies to vote its shares on the matters shown below and any other matters which may come before the Annual Meeting and all adjournments, and hereby ratifies and confirms all that said proxies, or any of them, may lawfully do by virtue thereof.

The Company’s Board of Directors recommend a “FOR” vote for each Director.

TO VOTE, MARK X BELOW.

Election of Directors	FOR	AGAINST	WITHHOLD

Eric J. Draut	□	□	□
Bradley Pritchard	□	□	□
M. Freddie Reiss	□	□	□
Nik Singhal	□	□	□
Karyn L. Williams	□	□	□

Date:

ACCOUNT NAME

By:
Name:
Title:

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